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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 3, 2000
                Date of Report (Date of earliest event reported)

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                            PEREGRINE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

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
                0-22209                                     95-3773312
         (Commission File No.)                 (IRS Employer Identification Number)
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                            3611 VALLEY CENTRE DRIVE
                                  FIFTH FLOOR
                              SAN DIEGO, CA 92130

                                 (858) 481-5000
                    (Address of Principal Executive Offices)

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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    On November 2, 2000, Peregrine Systems, Inc., a Delaware corporation, announced that it intends to offer, subject to market and other conditions, $250 million of convertible subordinated notes (plus an additional amount of up to $50 million at the option of the purchasers) to qualified institutional buyers and non-U.S. persons in a private placement. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEREGRINE SYSTEMS, INC.
Dated:  November 3, 2000                     By: /s/ Eric. P. Deller
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                                             Eric P. Deller
                                             Vice President and General Counsel
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                               INDEX TO EXHIBITS

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
       EXHIBIT
       NUMBER           DESCRIPTION
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
        99.1            Press Release dated November 2, 2000 of Peregrine Systems,
                          Inc.
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